INVESTOR PRESENTATION

SECOND QUARTER 2026


Capital City Bank

Apalachee Parkway retail office, Tallahassee.

NASDAQ: **CCBG**

Capital City Bank Group

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this Presentation are based on current plans and expectations that are subject to uncertainties and risks, which could cause our future results to differ materially. The words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "target," "vision," "goal," and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause our actual results to differ: the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, market and monetary fluctuations; local, regional, national, and international economic conditions and the impact they may have on us and our clients and our assessment of that impact; supply-demand imbalances and general economic conditions affecting local real estate prices and a general deterioration in commercial real estate market fundamentals; the costs and effects of legal and regulatory developments, the outcomes of legal proceedings or regulatory or other governmental inquiries, the results of regulatory examinations or reviews and the ability to obtain required regulatory approvals; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) and their application with which we and our subsidiaries must comply; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as other accounting standard setters; the accuracy of our financial statement estimates and assumptions; changes in the financial performance and/or condition of our borrowers; changes in the mix of loan geographies, sectors and types or the level of non-performing assets and charge-offs; changes in estimates of future credit loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in our liquidity position; the timely development and acceptance of new products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing, and saving habits; greater than expected costs or difficulties related to the integration of new products and lines of business; increased competition and its effect on deposit fees; technological changes, including the impact of generative artificial intelligence; the costs and effects of cyber incidents or other failures, interruptions, or security breaches of our systems or those of our customers or third-party providers; dispositions; acquisitions and integration of acquired businesses; impairment of our goodwill or other intangible assets; changes in the reliability of our vendors, internal control systems, or information systems; our ability to increase market share and control expenses; our ability to attract and retain qualified employees; changes in our organization, compensation, and benefit plans; the soundness of other financial institutions; volatility and disruption in national and international financial and commodity markets; changes in the competitive environment in our markets and among banking organizations and other financial service providers; action or inaction by the federal government, including tariffs or trade wars (including potential resulting reduced consumer spending, lower economic growth or recession, reduced demand for U.S. exports, disruptions to supply chains, and decreased demand for other banking products and services), government intervention in the U.S. financial system; policies related to credit card interest rates, and legislative, regulatory or supervisory actions related to so called "de banking," including any new prohibitions, requirements or enforcement priorities that could affect customer relationships, compliance obligations, or operational practices; the effects of natural disasters (including hurricanes), widespread health emergencies (including pandemics), military conflict (including impacts related to the conflicts in the Middle East and resulting disruptions to energy and other commodities markets and supply chains), terrorism, civil unrest, climate change or other geopolitical events; our ability to declare and pay dividends; structural changes in the markets for origination, sale and servicing of residential mortgages; any inability to implement and maintain effective internal control over financial reporting and/or disclosure control; negative publicity and the impact on our reputation; and the limited trading activity and concentration of ownership of our common stock. Additional factors can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and our other filings with the SEC, which are available at the SEC's internet site (https://www.sec.gov). Forward-looking statements in this Presentation speak only as of the date of the Presentation, and we assume no obligation to update forward-looking statements or the reasons why actual results could differ, except as may be required by law.

USE OF NON-GAAP FINANCIAL MEASURES

Unaudited

We present a tangible common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other intangibles resulting from merger and acquisition activity. We believe these measures are useful to investors because they allow investors to more easily compare our capital adequacy to other companies in the industry. Non-GAAP financial measures should not be considered alternatives to GAAP-basis financial statements and other bank holding companies may define or calculate these non-GAAP measures or similar measures differently.

Capital City Bank Group

Capital City Bank Group

BY THE NUMBERS*



Atlanta
Augusta
Macon
Savannah
Montgomery
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA
Fort Myers

A premier deposit-centric franchise strategically located in established rural and high-growth markets of Florida and Georgia.

1895 | Year Bank Founded

3rd Largest | Publicly traded financial holding company headquartered in Florida

$4.5 Billion | Total Assets

$2.5 Billion | Loans Held for Investment

$3.7 Billion | Total Deposits

- 88% in Florida[1], 7.97% market share
- 12% in Georgia[1], 5.03%[2] market share
- ~45%/55% consumer & commercial deposit mix

$2.8 Billion | Wealth Assets Under Management

$845.6 Million | Market Cap

44% Retail/56% Institutional (~20% Insider) | Ownership

62 Retail Offices[3] | Primarily in Florida and Georgia

26 | Residential Mortgage LPOs

107 | ATMs/ITMs

925 | Associates

** as of 6/30/26*
(1) as of 6/30/25
(2) excludes where CCBG has market share of less than .50%
(3) Icons on map reflect retail offices. HQ is located in Tallahassee.

ABOUT US

Proven track record operating as a stable, resilient, and profitable franchise for over 100 years.

COMMITMENT TO FUNDAMENTALS

- Strong core deposits
- Disciplined credit management
- Prudent liquidity management
- Capital stewardship

LEADERSHIP

- Seasoned, experienced leaders who've successfully navigated multiple economic cycles and industry changes.
- Strong insider ownership reinforces our commitment to stability and continuity.
- Deeply invested in the communities we serve. Building stronger communities builds a stronger bank. Our associates donate thousands of community service hours and the CCBG Foundation donates hundreds of thousands of dollars to non-profits.
- Committed to a culture that values people alongside results – the driving force behind our continued success.

FOUNDATIONAL PRINCIPLES

- Relationship banking model focused on nurturing long-term relationships and providing personalized client solutions.
- Be a leader in small- to mid-size markets to out-product local community banks and to out-service larger regional banks.
- Strong footholds in high-growth metro and stable, rural markets.
- Full-range of traditional deposit and credit services for consumers and businesses, mortgage banking, merchant services, and bankcards.
- Tailored wealth services include asset management, trust, securities brokerage, and financial advisory services.
- Deliberate, intentional implementation of technology to enhance client experience, deepen client relationships, and optimize delivery and operating efficiency.

OUR BRAND PROMISE

More than your bank. Your banker.

OUR PURPOSE

We empower our clients' financial wellness and help them build secure futures.

OUR VISION

We are the bank of choice for individuals and businesses seeking a financial partnership built on integrity, personal relationships, trusted advice and exceptional experiences.

OUR CORE VALUES

Do the Right Thing
Build Relationships & Loyalty
Embrace Individuality & Value Others
Grow a Career Here
Be Committed to Community
Represent the Star Proudly

DELIVERING SHAREOWNER VALUE

Disciplined growth, sustained profitability, and a commitment to providing long-term shareowner value.

HIGHLIGHTS

- Strong Growth in TBV/Share*
  - YoY Growth of 11%(1)
  - 5 Year Avg. Annual Growth of 15%
- Strong Earnings
  - YoY Growth of 8%(2)
  - 5 Year Avg. Annual Growth of 16%
- Dividend/Share Growth
  - YoY Growth of 13%(1)
  - 5 Year Avg. Annual Growth of 12%

SHAREOWNER RETURN



TBV
DPS
0.62
0.66
0.76
0.88
1.00
1.08(3)
17.12
17.27
20.45
23.65
27.03
28.07
2021
2022
2023
2024
2025
2Q26
TBV per Share
Div per Share (DPS)

DILUTED EPS vs PTPCC(4)/DILUTED SHARE



$1.21
$1.34
$1.21
$1.23
$1.30
$0.88
$0.93
$0.80
$0.92
$0.95
2Q25
3Q25
4Q25
1Q26
2Q26
PTPCC/Diluted Share
Diluted Net Income

RETURN ON AVERAGE ASSETS, EQUITY



13.88%
14.07%
11.64%
13.40%
13.47%
11.44%
11.67%
9.78%
11.30%
11.38%
1.38%
1.47%
1.25%
1.45%
1.48%
2Q25
3Q25
4Q25
1Q26
2Q26
Return on Tangible Common Equity
Return on Average Equity
Return on Average Assets

** For definition, see Non-GAAP financial measures on page 26.*
(1) YTD 6/30/26 vs 6/30/25
(2) QTD 6/30/26 vs 6/30/25
(3) YTD Annualized
(4) Pretax Precredit (LLP and ORE) Costs - see page 26

WHY CAPITAL CITY BANK GROUP?[1]

Strong fundamentals and flexibility drive growth and position us for future opportunities.

DEPOSIT-DRIVEN CULTURE

Granular and Tenured Client Base

- Avg. Account Balance ~$29K
- Avg. Account Tenure ~17 Years

Diversified Deposit Mix

- ~45%/55% Consumer/ Commercial
- 35% Noninterest Bearing

Strong History of Growth

- 5-Year CAGR Deposits of 5.31%

Low-Cost Funding and Reduced Volatility

- Avg. Cost of Funds/FF of 17% (5 Years) and 17% (10 Years)
- 31% Uninsured

Ranked #7 in Best Deposit Franchises among Large Community Banks in 2025 by S&P Global Market Intelligence.[2]

POSITIONED FOR GROWTH

Footholds in Two High-Growth, Strong Economic States

Scalable Platforms and Product Offerings

- Proven Scalability - $1.4 billion or 46% increase in assets since 2019 with a 4% reduction in FTE's

Attract and Retain Local Market Expertise/Talent

- Avg. Tenure of Executive Team: 33 years
- Avg. Tenure of Senior Management Team: 26 years
- Avg. Tenure of Associates: 10 years

REVENUE DIVERSIFICATION

Granular Loan Portfolio

- Avg. Loan Size: $119K
- $10MM In-house Lending Limit

Multiple Fee Income Sources

- Deposit, Wealth, Mortgage, and Bank Card Fees ~28% of Revenue
- PPNR coverage of NCOs of 33.5x.

FORTRESS BALANCE SHEET

Core Deposit Funded

- No Wholesale

Balance Sheet Flexibility

- Loan/Deposit Ratio: 67%

Proven Credit Underwriting and Risk Management

- 5-Year Avg. Annual Credit Losses of 17 BPS
- CRE Composition of 110% of Tier 1 Capital

Nominal Exposure to Office

- $32 MM (NOO), Avg. Loan Size $539K
- $51MM (OO), Avg. Loan Size $255K

Strong Capital

- Tangible Capital Ratio of 11.0%

Investment Portfolio

- Market Value: $1,140MM
- 2.95 Year Duration
- 87% Government

(1) As of 6/30/26

(2) S&P Global Market Intelligence used eight weighted metrics to identify top large US community banks, those with total assets between $3 and $10 billion as of June 30, 2025, by deposit franchise.

SECOND QUARTER 2026 HIGHLIGHTS

INCOME STATEMENT - 2Q26 VS 1Q26

- Tax-equivalent net interest income totaled $44.2 million compared to $42.9 million for the prior quarter and reflected one additional calendar day in the second quarter
  - Net interest margin increased 11 basis points to 4.35% (earning asset yield increased 5 basis points and cost of funds decreased 6 basis points to 75 basis points)
- Credit loss provision increased $0.2 million - net loan charge offs of 14 basis points (annualized) of average loans - allowance coverage ratio increased one basis point to 1.24% at June 30, 2026
- Noninterest income increased $0.7 million, or 3.3%, driven by higher mortgage banking revenues and bank card fees
- Noninterest expense increased $1.3 million, or 3.1%, primarily due to a higher other expense of $0.9 million and occupancy expense of $0.3 million

BALANCE SHEET - 2Q26 VS 1Q26

- Loan balances decreased $32.4 million, or 1.3% (average), and decreased $18.5 million, or 0.7% (end of period)
- Stable credit quality - total nonperforming assets of $13.4 million (30 basis points of total assets) at June 30, 2026, a $0.4 million increase over the prior quarter
- Deposit balances decreased $12.2 million, or 0.3% (average), and decreased $30.6 million, or 0.8% (end of period) due to the seasonal decrease in our public fund balances
- Tangible book value per diluted share (non-GAAP financial measure) increased $0.56, or 2.0%

"We're pleased with another strong quarter of performance and the momentum our team continues to build," said William G. Smith, Jr., Chairman and CEO. "As we look to the second half of the year, we'll remain focused on serving our clients' financial needs, managing risk wisely and executing on the opportunities ahead. None of this happens without the dedication of our associates and the strong communities we're privileged to serve."

Additional details are in the Supplemental Section, page 22.

DEPOSIT FRANCHISE

HIGHLIGHTS

Deposit Portfolio Highlights

- 5-Year CAGR of ~5.31% Total Deposits ~4.38% MMA/SAV/NOW
- 35% Noninterest Bearing Balance(1)
- Average Account balance of $29k
  - Consumer - $15k
  - Business - $98k
- Total Deposit Beta
  - 4Q. 2015 to 4Q. 2018 = 9% } Up Rate Cycle
  - 1Q. 2022 to 2Q. 2024 = 12% } Up Rate Cycle
  - 3Q.2024 to 2Q.2026 = 9% } Down Rate Cycle

AVERAGE DEPOSIT PORTFOLIO COMPOSITION


Certificates of Deposit
5%
11%
Money Market Accounts
14%
Regular Savings Accounts
35%
Nonterest Bearing Deposits
35%
NOW Accounts

QUARTERLY AVERAGE DEPOSIT*


3,681
173
432
508
1,226
1,342
3,612
180
417
503
1,198
1,314
3,648
192
416
501
1,236
1,303
3,691
193
403
509
1,303
1,283
3,680
182
411
511
1,283
1,295
2Q25
3Q25
4Q25
1Q26
2Q26
Noninterest Bearing Deposits
NOW Accounts
Regular Savings Accounts
Certificates of Deposit
Money Market Accounts

	2Q25	3Q25	4Q25	1Q26	2Q26
Total Cost of Deposits	0.81%	0.80%	0.82%	0.81%	0.76%
Total Cost of Funds - CCBG	0.82%	0.78%	0.82%	0.81%	0.75%
Total Cost of Funds - Peer(2)	2.33%	2.32%	2.12%	2.06%	2.09%

** in $ millions*
(1) YTD Avg 6/30/26
(2) Publicly Traded $1 - $5 Billion SE Commercial Banks (Source: S&P Market Intelligence)

LOCATED IN STRONG GROWTH MARKETS

Poised to capitalize on population growth and business and wealth migration in Florida and Georgia.

FLORIDA

National Ranking:

#1 New Business Startups[1]

- #1 Black-owned Businesses with Employees
- #2 Hispanic-Owned Businesses with Employees
- #2 Women-Owned Businesses with Employees
- #1 Higher Education System
- #1 State for Manufacturing Job Growth
- Lowest State Debt Per Capita

#1 Net Income Migration[1]

#3 Largest Population[2]

#1 Population Migration[1]

- Continued population growth is fueling Florida's expanding economy
- Recent moderations in population growth reflect a return to more sustainable, long-term growth trends

#14 Largest Economy in the World[1]

#1 for Attracting and Developing a Skilled Workforce[1]

- Since 2019, 1 million people added to Florida's workforce[4]
- Leaders are working to ensure Florida's workforce system remains aligned with the evolving needs of employers and job seekers across the state[4]
- Unemployment highest among young age bracket (ages 16-24)

(1) Florida Chamber Foundation (Net Income Migration: the amount of income that moved into the state minus the income that move out based on individual income tax returns.)
(2) S&P Global
(3) Georgia Department of Economic Development
(4) Career Source Florida

GEORGIA

National Ranking:

#4 Fortune 500 Companies with HQ in Atlanta[3]

- 16 Fortune 500 Companies have HQ in Georgia

#1 Logistic and Infrastructure[3]

- 9 commercial airports
- Ports with easy access to interstates and railroads

#1 Workforce Training Program (Georgia Quick Start)[3]

Top 10 State for exports - $60.2 Billion in exports in 2025

#8 Largest Population[2]

#10 Net Income Migration[1]

TOP 10 STATES NET INCOME MIGRATION[1]



Net Income Migration (in Billions)
$20.65
$5.54
$4.13
$3.91
$2.76
$2.75
$1.51
$0.99
$0.76
$0.75
FL
TX
SC
NC
AZ
TN
NV
ID
NH
GA
Florida is greater than the next 5 states combined.

EXPANDED MARKETS

Strategically positioned in high-growth, favorable-demographic Northwest Florida and the Northern Arc of Atlanta.

EMERALD COAST

- Panama City-Panama City Beach population grew by 3.8%, the 2nd fastest-growing metro area in the nation in 2023-24[1]
- St. Joe's Latitude Margaritaville Watersound[4]
  - 2,273 occupied homes of 3,700 planned homes
  - 158 homes were under contract as of March 31, 2026, with an average sales price of about $592,000
  - Commercial goods and services are expanding in the Watersound West Bay Center located at the entrance to community, which includes a Capital City Bank office that opened in 2025



GEORGIA
FLORIDA

NORTHERN ARC

- Atlanta is the 6th largest metro region in the country[2]
- Gwinnett County and Cobb County rank #2 and #3 largest populations in Georgia[6]



Atlanta
GEORGIA

(1) U.S. Census Bureau
(2) Metro Atlanta Chamber, U.S. Census Bureau
(3) The St. Joe Company 2025 Annual Report
(4) The St. Joe Company April 29, 2026, press release
(5) Redfin Market Analysis
(6) S&P Global

HIGHLIGHTS

Economic Drivers:

- Northwest Florida real estate developer St. Joe has entitlements to develop over 170,000 residential units and 22 million sq ft of retail, commercial, and industrial space[3]
- Pulte Group, 3rd largest homebuilder in the U.S., joins D.R. Horton and Toll-Brothers in the region, executing a contract with St. Joe for up to 2,653 homesites[4]
- Georgia home to numerous corporate HQs, relocations and expansions
- Baby boomers' wealth transfer, Florida desirable retirement location
- Market demographics offer extensive opportunities to grow wealth assets under management

2026 HOME SALE ACTIVITY[5]

	WALTON					BAY					COBB					GWINNETT				
	JAN	FEB	MAR	APR	MAY	JAN	FEB	MAR	APR	MAY	JAN	FEB	MAR	APR	MAY	JAN	FEB	MAR	APR	MAY
Number of Homes Sold YoY % Change	18%	5%	50%	22%	53%	34%	2%	61%	10%	26%	-1%	-9%	37%	8%	29%	-6%	-1%	30%	2%	5%
Median Days on Market	119	115	87	82	97	92	89	69	71	70	53	77	42	32	33	64	68	57	39	36

LEGACY MARKETS

Offer stable and continued growth opportunities.


Augusta
Macon
Montgomery
Savannah
GEORGIA
ALABAMA
Tallahassee
Jacksonville
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA

CAPITAL CITY BANK'S STRONG MARKET POSITION

- #1 Tallahassee MSA – 20.92%
- #8 Gainesville MSA – 7.98%
- #6 SunCoast Market – 5.48%[2]
- #12 Macon MSA – 2.76%

HIGHLIGHTS

- Legacy Markets in Florida – Tallahassee, Gainesville, Suncoast – and Macon, Ga. are anchored by government, education, healthcare and small business
- Capital City Bank continues to prioritize attracting and retaining a strong, granular deposit base in its markets and taking advantage of competitor disruption

Capital City is a dominant player in rural markets

- Top 3 market share in 7 of 12 rural Florida markets (counties) in which CCB operates
- Top 3 market share in 1 of 3 rural Georgia markets (counties) in which CCB operates

STATE/NATIONAL DEMOGRAPHICS	CCBG GEORGIA MARKETS	GEORGIA	CCBG FLORIDA MARKETS	FLORIDA	UNITED STATES
Total Deposits[1]	$441,366*	$354,251,306*	$3,313,035*	$868,559,352*	$19,327,175,618*
Population Growth Rate 2020-26[1]	4.1%	5.6%	14.1%	11.4%	3.5%
Projected Population Growth 2026-31[1]	3.0%	3.7%	8.3%	7.5%	2.6%
Median HHI 2026[1]	$66,534	$83,364	$68,249	$82,182	$86,867
Projected HHI Growth 2026-31[1]	3.2%	11.1%	10.7%	14.7%	11.3%

** (000s)*
(1) S&P Global (deposits June 2025)
(2) Includes Hernando and Citrus Counties

STRATEGIC TECHNOLOGY INVESTMENTS

Investing in and implementing digital, scalable platforms to enhance client service and propel growth.

Create Exceptional Client Experiences

- Enhanced self-service tools for digital banking
  - Enables client to dictate service, method, timing
  - 46% of client transactions completed without face-to-face interaction
- Expand ITM locations
  - Extends banking hours and options for clients
  - 17+ types of client transactions can be conducted
  - Existing and new offices can operate with fewer positions where ITMs are deployed
  - Allows associates to focus on more complex client interactions and cross-sell opportunities



ITMs extend client banking hours and improve the bank's operational efficiency.

Improve Operational Efficiency

- Utilize enterprise automation solutions to streamline business processes
- Streamline small business and consumer loan application processes
- Seek opportunities for scalability, flexibility, and cost-efficiency in digital applications and services
- Continuous review of cybersecurity processes and strategies to detect modern and emerging threats
- Replaced account opening platform to increase efficiency, better serve new and existing clients, and enhance detection of potential fraud activity

Deepen Client Relationships

- Use data analytics for cross-sell opportunities and to increase client tenure
- Leverage business intelligence to identify and attract new clients


Strategic Initiatives
Continuous System Upgrades
Data-driven Decision Making
Enhance Regulatory and Compliance Programs
Simplify Workflows
Expand/ Optimize Footprint
Security and Business Continuity
Generate Revenue
Create Exceptional Client & Associate Experiences
Reduce Expenses

DIVERSE LOAN PORTFOLIO

HIGHLIGHTS

- Top 25 loan relationships are ~ 6% of total loans
- Total loan portfolio avg. loan size $119K
- In-house lending limit of $10 million

LOAN PORTFOLIO(1)



Other Loans
<1%
Direct Consumer 1%
5% Indirect Auto
6% Construction R/E
7% Commercial Loans
10% Home Equity R/E
30% Commercial R/E
40% Residential R/E
$2,499,871

CRE COMPOSITION(1)



Land Development
1%
16% Vacant Land
25% Construction
58% Improved Property
$572,483
110% of
Tier 1 Capital

IMPROVED PROPERTY COMPOSITION(1)



Commercial Condos
1%
Gas Station/ C-Store 1%
10% Office(2)
10% Other
11% Multi-Family
14% Industrial/ Warehouse
22% Hotel/Motel
31% Retail
$335,663
65% of
Tier 1 Capital

CONSTRUCTION & LAND DEVELOPMENT(1)



Land Development
3%
11% Commercial Construction
38% Vacant Land
48% Residential Construction(3)
$236,820
46% of
Tier 1 Capital

2Q2026 EOM
(1) $ in thousands
(2) Avg. Loan (NOO) - $539,000
(3) Includes Owner Occupied Residential Construction-Perm loans of $90 million

GENERATE LOAN GROWTH

PERIOD END LOANS HFI

($ In Millions /% Growth)


$3000
$2500
$2000
$1500
$1000
$500
$0
-1.1%
$2,631
-1.9%
$2,582
-1.4%
$2,546
-1.1%
$2,518
-0.7%
$2,500
2Q25
3Q25
4Q25
1Q26
2Q26

LOAN PORTFOLIO BY SEGMENT

($ in Millions/% of Total)


$2,500
$2,000
$1,500
$1,000
$500
0
$2,631
6.8%
6.6%
30.5%
39.8%
8.7%
6.6%
$2,582
6.9%
6.1%
30.4%
40.2%
9.1%
6.3%
$2,546
7.1%
5.8%
30.2%
40.1%
9.5%
6.2%
$2,518
6.8%
6.2%
30.0%
39.7%
9.7%
6.2%
$2,500
6.9%
6.0%
30.3%
39.9%
9.8%
6.2%
2Q25
3Q25
4Q25
1Q26
2Q26
Commercial Loans
Construction R/E
Commercial R/E
Residential R/E
Home Equity R/E
Direct Consumer
Indirect Auto
Other - LIP

DIVERSIFIED REVENUES

HIGHLIGHTS

- Diversified Loan Portfolio
- Wealth AUM of $2.8 Billion - 5-Year CAGR of ~4.08%
- Scalable Mortgage Banking Operation
- Strong Deposit-Related Fees

INTEREST INCOME(1)


Direct Consumer
1%
26%
Residential R/E
5%
Indirect Auto
5%
Commercial Loans
6%
Construction R/E
7%
Funds Sold & Deposits
9%
Home Equity R/E
19%
Investment Securities
22%
Commercial R/E
Total
$103 Million

FEE INCOME(1)


12%
Other
28%
Deposit Fees
18%
Bank Card Fees
31.8%
of Operating Revenues
Total $41 Million
22%
Mortgage Banking Revenues
20%
Wealth Management Fees

(1) YTD - 6/30/26

FORTRESS BALANCE SHEET

CREDIT QUALITY

HIGHLIGHTS

- Proven **strong** underwriting and risk management
- 5 year average annual credit losses of **17 basis points**
- ACL coverage **1.24% of loans**
- Classified loans to loans **ratio of 1.19%**

NON-PERFORMING LOANS*



$6.5
0.6
2.6
1.6
1.4
0.3
$8.2
0.7
1.8
2.3
2.0
1.4
$8.6
0.8
1.8
2.1
2.6
1.3
$11.1
0.9
1.9
3.7
3.3
1.5
$10.0
0.8
1.2
3.4
3.0
0.4
1.2
2Q25
3Q25
4Q25
1Q26
2Q26

	2Q25	3Q25	4Q25	1Q26	2Q26
NPLs to Total Loans	0.25%	0.32%	0.34%	0.44%	0.40%

- Direct Consumer
- Home Equity R/E
- Residential R/E
- Commercial R/E
- Construction R/E
- Commercial Loans

CLASSIFIED LOANS*



$28.6
1.4
5.0
8.2
12.2
1.8
$26.5
1.1
3.0
8.4
11.8
0.7
1.5
$14.3
1.2
2.0
3.6
5.9
1.7
$14.5
1.0
2.0
3.5
6.4
1.7
$29.8
1.0
1.5
3.9
21.6
0.4
1.5
2Q25
3Q25
4Q25
1Q26
2Q26

	2Q25	3Q25	4Q25	1Q26	2Q26
Classifieds to Loans	1.09%	1.03%	0.56%	0.58%	1.19%

- Direct Consumer
- Home Equity R/E
- Residential R/E
- Commercial R/E
- ConstructionR/E
- Commercial Loans

ACL ACTIVITY*(1)



$29.9
$30.2
$31.0
$31.0
$31.0
1.12%
0.09%
1.17%
0.18%
1.22%
0.18%
1.23%
0.10%
1.24%
0.14%
2Q25
3Q25
4Q25
1Q26
2Q26

(000's)	2Q25	3Q25	4Q25	1Q26	2Q26
Provision for Credit Losses(2)	620	1,881	1,995	712	919
Net Charge-Offs(2)	590	1,210	1,185	637	896

Allowance for Credit Losses ("ACL")
ACL Coverage Ratio (Loans HFI)
Net Charge Ratio

**in millions*

(1) HFI loans only; does not include $2.2 million in allowance for unfunded loans at 6/30/26.

(2) YTD 6/30/26

CAPITAL

HIGHLIGHTS

- TCE Ratio of **11.03** % at June 30, 2026
- YoY[1] Growth of **10.65%** in TBV/Share*
- $291MM in Excess Regulatory Capital (Above Well-Capitalized)
- Adjusted TCE Ratio of **10.85%** if HTM Securities Loss was Recognized in AOCI

REGULATORY CAPITAL

($ In Millions)



$500
$400
$300
$200
$100
0
2Q25
3Q25
4Q25
1Q26
2Q26

	2Q25	3Q25	4Q25	1Q26	2Q26
Tier 1 Capital Ratio	18.38	19.33	20.20	20.37	21.10
RBC Ratio	19.60	20.59	21.45	21.62	22.35
Common Equity Tier 1	16.81	17.73	18.56	19.08	19.80
Excess Regulatory Capital	$237,146	$258,172	$273,730	$276,278	$291,387

Tier 1 Capital · RBC · Common Equity Tier 1 Capital · Excess Regulatory Capital

TANGIBLE COMMON EQUITY (non-GAAP)

($ In Millions, except per share data)



$433
10.09%
$424
9.86%
$452
10.66%
$444
10.48%
$464
10.79%
$458
10.65%
$471
10.79%
$464
10.62%
$481
11.03%
$473
10.85%
2Q25
3Q25
4Q25
1Q26
2Q26

	2Q25	3Q25	4Q25	1Q26	2Q26
TBV/ Share	25.37	26.38	27.03	27.51	28.07
Adj. TBV/ Share	24.79	25.93	26.69	27.09	27.62

TCE · Adj. Tangible Capital

*For definition, see Non-GAAP financial measures on page 26.
(1) 6/30/26 vs 6/30/25

CAPITAL MANAGEMENT

EARNINGS ALLOCATION

- Dividend ~(25-35%)
- Organic Growth, M&A, Build Excess Capital ~(35-45%)
- Share Repurchase ~(5-15%)
- TRUP Retirement ~(5%)

CAPITAL METRICS[1]


TANGIBLE CAPITAL
EXCESS(2) = $176MM
$487MM
REGULATORY
EXCESS(3) = $128MM
$549MM
$519MM
$486MM

KEY RATIOS[1]

Tangible Capital	11.0%
Total Capital	22.3%
Tier 1 ("T1") Capital	21.1%
Common Equity T1	19.8%
Leverage	12.0%

TANGIBLE CAPITAL RATIO IS MANAGED WITHIN A 7-9% RANGE:

- **>7% - Build & Return Capital** – Focus on building capital, dividend and share repurchases
- **>8% - Flexibility** – Opportunistic on organic growth, investment, or M&A
- **>9% - Greater Flexibility** – More intentional search for growth and expansion opportunities

EXCESS CAPITAL REFLECTS:

- **Tangible Capital Ratio** > 7%
- **Leverage Ratio** > 9%
- Allows for capital cushion and flexibility/ options

RECENT ACTIVITY - YTD 2026

- Increased dividend to $0.27 per share, a 12.5% increase over prior year
- 63,088 Shares Repurchased
- Repaid TRUP debt of $9 Million

(1) As of 6/30/26
(2) Excess Capital above 7% Tangible Capital Ratio
(3) Excess Capital above 9% Leverage Ratio

INTEREST RATE RISK PROFILE

HIGHLIGHTS

- 60% of Loan Portfolio is Adjustable and 16% is Variable
- 20% of the loan portfolio reprices overnight and an additional 30% reprices within one year
- 100% of Investment Portfolio Reprices < 3 years (2.60 Duration)
  - $120 million in cash flow repricing in 2026 from 2.99%*
  - $250 million in cash flow repricing in 2027 from 3.67%*

LOAN REPRICING (1) - HFI LOANS


8%
>60 Months
20%
Overnight
24%
25 - 60 Months
30%
12 Months
18%
24 Months

LOAN RATE MIX


60% Adjustable
24% Fixed
16% Variable
$2,500
(in millions)

*Weighted average rate

(1) Static Gap - Contractual Repricing

ACCOLADES

Recognized at national, state, and community levels for delivering exceptional service and being a great place to work.

Forbes

World's Best Banks 2026

America's Best Banks 2026 Ranked #4

America's Best-in-State Banks 2026 Ranked #1 in Florida, Ranked #6 in Georgia

Newsweek

America's Best Regional Banks 2026

AMERICAN BANKER

Best Banks to Work For 2025
13 Consecutive Years

Florida Trend

Best Companies to Work for in Florida 2025
14 Consecutive Years

LPL Financial

2025 Capital City Investments is Ranked #18 in revenue generated among more than 1,100 financial institutions and Ranked #2 among Banks with Institution Assets Less than $10 Billion

Cobb Life Magazine's
Best Of Cobb Runner-Up
Capital City Bank 2026

Emerald Coast Magazine
Best of the Emerald Coast 2025

Levy Citizen
Best of the Tri-County Financial Institution 2025

Levy Citizen
Best of the Tri-County Investment Counselor: Danny Etheridge, Capital City Investments 2025

Tallahassee Magazine
Best of Tallahassee 2025

Tallahassee Democrat
Community's Choice Awards
Top Bank 2025

SUPPLEMENTAL INFORMATION

PERFORMANCE HIGHLIGHTS

($ in thousands, except per share data)

INCOME STATEMENT	2Q25	3Q25	4Q25	1Q26	2Q26
Interest Income	51,459	51,431	51,715	51,020	51,838
Interest Expense	8,275	7,874	8,355	8,203	7,640
Net Interest Income	43,184	43,557	43,360	42,817	44,198
Provision for Credit Losses	620	1,881	1,995	712	919
Noninterest Income	20,014	22,331	20,103	19,933	20,599
Noninterest Expense	42,538	42,916	42,867	41,373	42,640
Income Taxes	4,996	5,141	4,896	4,848	4,961
Net Income	15,044	15,950	13,705	15,817	16,277
Diluted Earnings Per Share	0.88	0.93	0.80	0.92	0.95
RATIOS - %					
Return on Average Assets	1.38	1.47	1.25	1.45	1.48
Return on Average Equity	11.44	11.67	9.78	11.30	11.38
Net Interest Margin	4.30	4.34	4.26	4.24	4.35
Net Charge-offs to Average Loans	0.09	0.18	0.18	0.10	0.14
Efficiency Ratio (FTE)	67.26	65.09	67.50	65.89	65.76
Dividend Payout Ratio	27.02	28.09	32.72	28.85	28.32
BALANCE SHEET - ($ in thousands)					
Investments	999,298	984,137	1,023,437	1,155,929	1,160,136
Loans Held for Investment	2,631,490	2,582,007	2,546,118	2,518,404	2,499,871
Total Assets	4,391,753	4,323,774	4,385,765	4,453,734	4,450,483
Noninterest Bearing Deposits	1,332,080	1,303,786	1,251,886	1,299,933	1,344,694
Interest Bearing Deposits	2,372,772	2,311,126	2,410,426	2,451,684	2,376,315
Total Deposits	3,704,853	3,614,912	3,662,312	3,751,617	3,721,009
Capital	526,423	540,635	552,851	559,912	570,095
RATIOS - %					
Diluted Tangible Book Value Per Share*	$25.37	$26.38	$27.03	$27.51	$28.07
Tangible Common Equity*	10.09	10.66	10.79	10.79	11.03
Nonperforming Loans to Loans HFI	0.25	0.32	0.34	0.44	0.40
Reserve to Loans	1.13	1.17	1.22	1.23	1.24
Reserve to Nonperforming Loans	463.01	368.54	360.69	278.19	309.72

*(Non-GAAP)

LOAN PORTFOLIO BY SEGMENT

LOAN PORTFOLIO BY SEGMENT - ($ in thousands)

	2Q25	3Q25	4Q25	1Q26	2Q26
Commercial Loans	180,008	179,018	180,341	170,268	172,536
Construction R/E	174,115	156,756	146,920	156,630	149,127
Commercial R/E	802,504	785,290	768,731	755,800	750,637
Residential R/E	1,046,368	1,037,324	1,020,942	998,720	998,145
Home Equity R/E	228,201	234,111	240,897	243,932	244,462
Direct Consumer	23,095	22,696	24,626	23,969	25,308
Indirect Auto	174,388	163,151	157,701	155,546	155,551
Other - LIP	2,811	3,661	5,960	13,539	4,105
Total Loans HFI	2,631,490	2,582,007	2,546,118	2,518,404	2,499,871

NET INTEREST MARGIN TRENDS

NET INTEREST INCOME*



$43,184
$43,557
$43,360
$42,817
$ 44,198
2Q25
3Q25
4Q25
1Q26
2Q26

HIGHLIGHTS

- Net Interest Income was $44.2 million for the second quarter 2026, up from $42.8 million in the first quarter 2026.
  - Increase driven by higher investment securities income and lower deposit interest expense, partially offset by lower loan interest income and overnight funds income due to lower average balances.
  - One additional calendar day also contributed to the increase from prior quarter.
- Net interest margin increased 11 basis points to 4.35% (earning asset yield increased 5 basis points and **cost of funds** decreased 6 basis points to **75 basis points**)

NIM, YIELDS AND COSTS



6.13
6.08
6.06
6.06
6.04
4.30
4.34
4.26
4.24
4.35
2.65
2.88
3.08
3.26
3.52
0.82
0.78
0.82
0.81
0.75
2Q25
3Q25
4Q25
1Q26
2Q26
Loan Yield
Net Interest Margin
Investment Yield
Cost of Funds

LOAN RATES[(1)]



8.00
7.75
7.50
7.25
7.00
6.75
6.50
6.25
6.00
7.56
7.19
7.57
7.23
7.24
6.98
7.07
6.92
6.79
6.85
2Q25
3Q25
4Q25
1Q26
2Q26
Production
Runoff

NIM BRIDGE



$42.8 MILLION NII
$44.2 MILLION NII
4.40
4.35
4.30
4.25
4.20
4.15
4.10
4.05
4.00
4.24
0.11
(0.03)
(0.03)
0.05
0.01
4.35
1Q26
Securities
Overnight Funds
Loans
Deposits
LT Borrowings
2Q26

**in $ thousands*

(1) Rates reflect average rate on cash flows

NON-INTEREST INCOME TRENDS

NON-INTEREST INCOME TRENDS[1]


2Q26
27%
19%
20%
23%
11%
$20,599
1Q26
28%
18%
20%
21%
12%
$19,933
4Q25
29%
18%
23%
21%
10%
$20,103
3Q25
26%
17%
23%
21%
12%
$22,331
2Q25
27%
18%
26%
21%
8%
$20,015
Deposit Fees
Bank Card Fees
Wealth Management Fees
Mortgage Banking Revenues
Other Income

WEALTH MANAGEMENT FEES[1]*


$5,206
554
2,331
2,322
$5,172
420
2,407
2,346
$4,525
2,093
2,432
$4,051
1,701
2,350
$4,184
1,704
2,481
2Q25
3Q25
4Q25
1Q26
2Q26
Trust
Retail
Insurance

MORTGAGE BANKING REVENUE[2]


$4.2
$4.8
$4.2
$4.3
$4.7
2Q25
3Q25
4Q25
1Q26
2Q26

MORTGAGE VOLUME[2]


$187
$177
$172
$151
$194
2Q25
3Q25
4Q25
1Q26
2Q26

ASSETS UNDER MANAGEMENT[2]


$3,192
1,280
245
1,667
$3,244
1,337
1,907
$2,867
1,326
1,541
$2,691
1,300
1,391
$2,839
1,383
1,456
2Q25
3Q25
4Q25
1Q26
2Q26
Trust
Retail
Insurance

Insurance subsidiary sold during Q3-25
(1) $ in thousands
(2) $ in Millions

NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TOTALS[1] ($ in thousands)

	Jun 30, 2025	Sep 30, 2025	Dec 31, 2025	Mar 31, 2026	Jun 30, 2026
Shareowners' Equity (GAAP)	526,423	540,635	552,851	559,912	570,095
Less: Goodwill (GAAP)	92,693	89,095	89,095	89,095	89,095
Tangible Shareowners' Equity (non-GAAP)	433,730	451,540	463,756	470,817	481,000
Total Assets (GAAP)	4,391,753	4,323,774	4,385,765	4,453,734	4,450,483
Less: Goodwill (GAAP)	92,693	89,095	89,095	89,095	89,095
Tangible Assets (non-GAAP)	4,299,060	4,234,679	4,296,670	4,364,639	4,361,388
Tangible Common Equity Ratio (non-GAAP)	10.09%	10.66%	10.79%	10.79%	11.03%
Actual Diluted Shares Outstanding (GAAP)	17,097,986	17,115,336	17,154,586	17,114,954	17,135,824
Tangible Book Value per Diluted Share (non-GAAP)	25.37	26.38	27.03	27.51	28.07

	Jun 30, 2025	Sep 30, 2025	Dec 31, 2025	Mar 31, 2026	Jun 30, 2026
Income Before Income Taxes (GAAP)	20,040	21,091	18,601	20,665	21,238
Plus: Provision for Loan Losses (GAAP)	620	1,881	1,995	712	919
Plus: Other Real Estate Owned Expense (GAAP)	22	18	122	(321)	117
QTD Pre Tax Pre Credit Costs	20,682	22,990	20,718	21,056	22,274
AVG Diluted Shares Outstanding	17,088	17,114	17,140	17,146	17,126
Pre-Tax Pre-Credit Costs per Diluted Share	1.21	1.34	1.21	1.23	1.30

(1) End of Period

Capital City Bank Group

Corporate Headquarters
217 North Monroe Street
Tallahassee, FL 32301

www.ccbg.com